UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2012

Wolverine World Wide, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-06024	38-1185150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive Rockford, Michigan		49351
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On January 12, 2012, Donald T. Grimes, the Senior Vice President, Chief Financial Officer and Treasurer of Wolverine World Wide, Inc. (the “Company”) will speak at the ICR XChange Annual Investor Conference in Miami Beach, Florida. Mr. Grimes’ presentation includes the following disclosure regarding the preliminary, unaudited results of operations for the Company’s fourth quarter and fiscal year ended December 31, 2011:

The Company is finalizing its results of operations for the quarter and fiscal year ended December 31, 2011. On January 30, 2012, the Company anticipates reporting record fourth quarter revenue of approximately $407 million, which would represent growth of 5.7% over the prior year and record full year revenue of approximately $1,409 million, which would represent growth of 12.8% over the prior year. While these preliminary results fall within the guidance provided by the Company on October 3, 2011, fourth quarter revenue was impacted by softness in the at-once order environment, driven by a relatively mild Fall across most of the United States and Europe and a conservative outlook by some retailers; and macroeconomic concerns and a softening retail environment in Europe, especially in the United Kingdom. Continued strong performance by the Merrell Barefoot collection and strong double-digit growth for the Company’s most significant global brands, Merrell, CAT footwear and Hush Puppies, in the Company’s third-party distributor markets in Asia Pacific, Latin America and Eastern Europe offset some of the macroeconomic and weather trends in the United States and Europe in the quarter.

The Company expects full year fully diluted earnings per share to approximate the low end of the range of the $2.46 to $2.52 guidance provided by the Company on October 3, 2011. These expected results include the impact of significantly higher non-cash LIFO expense than previously projected.

The Company’s order backlog at year-end represented low single-digit percentage growth over the prior year, reflecting some caution on the part of retailers, given the macroeconomic environment and a corresponding focus on keeping inventory levels low. The Company’s past-due order backlog at year-end as compared to the prior year decreased due to shorter lead-times for products manufactured in Asia and an increase in the Company’s order fill rates. Adjusting for the reduction in past-due order backlog by assuming the past-due order backlog at year-end 2011 remained the same as at year-end 2010, the Company’s year-end order backlog would have represented high single-digit percentage growth over last year.1

A replay of Mr. Grimes’ presentation is available for a limited time at the Company’s website, www.wolverineworldwide.com.

Item 7.01	Regulation FD Disclosure.

Mr. Grimes’ presentation at the ICR XChange Annual Investor Conference on January 12, 2012 includes the following disclosure regarding the Company’s preliminary outlook for pension expense in 2012:

The Company is still finalizing the actuarial and related analyses, but anticipates that GAAP, non-cash pension expense in 2012 will be approximately $10 million higher than it was in 2011. The Company’s pension plans remain 100% funded and the Company expects actual cash contributions to its pension plans in 2012 to be significantly lower than they were in 2011.

This Current Report contains forward-looking statements, including statements about the Company’s preliminary, unaudited results of operations for the fourth quarter and year-ended December 31, 2011 and the Company’s pension expense in 2012. In addition, words such as “estimates,” “anticipates,” “believes,” “forecasts,” “plans,” “predicts,” “projects,” “is likely,” “expects,” “intends,” “should,” “will,” variations of such words and similar

[1]

Past-due backlog represents orders that were originally booked to ship on a date prior to the backlog measurement date but, as of the backlog measurement date, were expected to ship after the backlog measurement date.

expressions are intended to identify forward-looking statements. These statements are not guarantees and involve certain risks, uncertainties and assumptions (“Risk Factors”) that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Risk Factors include, among others, the Company’s ability to successfully develop its brands and businesses; changes in duty structures in countries of import and export including anti-dumping measures and trade defense actions; changes in consumer preferences or spending patterns; cancellation of orders for future delivery, or the failure of the Department of Defense to exercise future purchase options, award new contracts or the cancellation of existing contracts by the Department of Defense or other military purchasers; changes in planned customer demand, re-orders or at-once orders; the availability and pricing of footwear manufacturing capacity; reliance on foreign sourcing; failure of international licensees and distributors to meet sales goals or to make timely payments on amounts owed; disruption of technology systems; regulatory or other changes affecting the supply or price of materials used in manufacturing; the availability of power, labor and resources in key foreign sourcing countries, including China; the impact of competition and pricing; the impact of changes in the value of foreign currencies; the development of new initiatives; the risks of doing business in developing countries, and politically or economically volatile areas; retail buying patterns; consolidation in the retail sector; changes in economic and market conditions; acts and effects of war and terrorism; weather; and additional factors discussed in the Company’s reports filed with the Securities and Exchange Commission and exhibits thereto. Other Risk Factors exist, and new Risk Factors emerge from time to time that may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Furthermore, the Company undertakes no obligation to update, amend or clarify forward-looking statements.

This 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 12, 2012	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Kenneth A. Grady

Kenneth A. Grady, General Counsel and Secretary

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